                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 15, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                   536,656.50
           Available Funds:
                     Contract Payments due and received in this period                                        3,276,945.89
                     Contract Payments due in prior period(s) and received in this period                       104,353.49
                     Contract Payments received in this period for next period                                  695,833.97
                     Sales, Use and Property Tax payments received                                               35,722.82
                     Prepayment Amounts related to early termination in this period                           6,753,279.85
                     Servicer Advance                                                                           234,749.65
                     Proceeds received from recoveries on previously Defaulted Contracts                              0.00
                     Transfer from Reserve Account                                                                3,895.15
                     Interest earned on Collection Account                                                        5,449.06
                     Interest earned on Affiliated Account                                                          317.63
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                        Agreement Section 5.03                                                                        0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                       contract less than Predecessor contract)                                                       0.00
                     Amounts paid under insurance policies                                                            0.00
                     Maintenance, Late Charges and any other amounts                                             80,964.19

                                                                                                             --------------
           Total Available Funds                                                                             11,728,168.20
           Less: Amounts to be Retained in Collection Account                                                 1,145,338.78
                                                                                                             --------------
           AMOUNT TO BE DISTRIBUTED                                                                          10,582,829.42
                                                                                                             ==============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                       0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances         104,353.49
                     3.      To Noteholders (For Servicer Report immediately following the Final Additional
                                    Closing Date)
                                    a) Class A1 Principal and Interest                                                0.00
                                    a) Class A2 Principal (distributed after A1 Note matures) and Interest            0.00
                                    a) Class A3 Principal (distributed after A2 Note matures) and Interest            0.00
                                    a) Class A4 Principal (distributed after A3 Note matures) and Interest    8,832,515.15
                                    a) Class A5 Principal (distributed after A4 Note matures) and Interest      234,054.83
                                    b) Class B Principal and Interest                                           154,531.89
                                    c) Class C Principal and Interest                                           309,749.29
                                    d) Class D Principal and Interest                                           207,356.13
                                    e) Class E Principal and Interest                                           263,830.16

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                  0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                    a) Residual Interest (Provided no Restricting or Amortization
                                       Event in effect)                                                          20,440.26
                                    b) Residual Principal (Provided no Restricting or Amortization
                                       Event in effect)                                                         295,087.48
                                    c) Reserve Account Distribution (Provided no Restricting or
                                       Amortization Event in effect)                                              3,895.15
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                                and Any Other Amounts                                                           122,453.70
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                        34,561.89
                                                                                                             --------------
           TOTAL FUNDS DISTRIBUTED                                                                           10,582,829.42
                                                                                                             ==============

                                                                                                             --------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
              Funds (if any)}                                                                                 1,145,338.78
                                                                                                             ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                            $2,511,821.93
            - Add Investment Earnings                                                                             3,895.15
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                          0.00
            - Less Distribution to Certificate Account                                                            3,895.15
                                                                                                             --------------
End of period balance                                                                                        $2,511,821.93
                                                                                                             ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                   $2,511,821.93
                                                                                                             ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 15, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                         Pool A                                                  66,042,012.01
                         Pool B                                                  15,058,798.53
                                                                                 --------------
                                                                                                     81,100,810.54
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   358,633.18
Class A Monthly Interest - Pool B                                                    81,774.99
Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                7,711,555.81
Class A Monthly Principal - Pool B                                                  914,606.00
                                                                                 --------------
                                                                                                      8,626,161.81
Ending Principal Balance of the Class A Notes
                         Pool A                                                  58,330,456.20
                         Pool B                                                  14,144,192.53
                                                                                 --------------
                                                                                                     --------------
                                                                                                     72,474,648.73
                                                                                                     ==============
-------------------------------------------------------------------------------
Interest Paid Per $1,000  Principal Paid Per $1,000        Ending Principal
Original Face             Original Face $221,020,000       Balance Factor
$221,020,000
            $   1.992617  $        39.028874               32.790991%
-------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                         Class A1                                                         0.00
                         Class A2                                                         0.00
                         Class A3                                                         0.00
                         Class A4                                                38,480,810.54
                         Class A5                                                42,620,000.00
                                                                                 --------------

Class A Monthly Interest                                                                             81,100,810.54
                         Class A1 (Actual Number Days/360)                                0.00
                         Class A2                                                         0.00
                         Class A3                                                         0.00
                         Class A4                                                   206,353.34
                         Class A5                                                   234,054.83
                                                                                 --------------

Class A Monthly Principal
                         Class A1                                                         0.00
                         Class A2                                                         0.00
                         Class A3                                                         0.00
                         Class A4                                                 8,626,161.81
                         Class A5                                                         0.00
                                                                                 --------------
                                                                                                      8,626,161.81
Ending Principal Balance of the Class A Notes
                         Class A1                                                         0.00
                         Class A2                                                         0.00
                         Class A3                                                         0.00
                         Class A4                                                29,854,648.73
                         Class A5                                                42,620,000.00
                                                                                 --------------
                                                                                                     --------------
                                                                                                     72,474,648.73
                                                                                                     ==============
Class A4
--------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
Original Face $41,000,000   Original Face $41,000,000   Balance Factor

     $   5.03301               $        210.394190         72.816216%
--------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 15, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class B Notes
                                         Pool A                                   1,125,992.56
                                         Pool B                                     256,750.19
                                                                                  -------------
                                                                                                       1,382,742.75

          Class B Overdue Interest, if any                                                0.00
          Class B Monthly Interest - Pool A                                           6,089.74
          Class B Monthly Interest - Pool B                                           1,388.59
          Class B Overdue Principal, if any                                               0.00
          Class B Monthly Principal - Pool A                                        131,461.91
          Class B Monthly Principal - Pool B                                         15,591.65
                                                                                  -------------
                                                                                                         147,053.56
          Ending Principal Balance of the Class B Notes
                                         Pool A                                     994,530.65
                                         Pool B                                     241,158.54
                                                                                  -------------
                                                                                                       -------------
                                                                                                       1,235,689.19
                                                                                                       =============

          ----------------------------------------------------------------------
          Interest Paid Per $1,000  Principal Paid Per $1,000   Ending Principal
          Original Face $3,768,000  Original Face $3,768,000    Balance Factor
              $     1.984695           $       39.026953          32.794299%
          ----------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
          Beginning Principal Balance of the Class C Notes
                                         Pool A                                   2,252,785.90
                                         Pool B                                     513,699.65
                                                                                  -------------
                                                                                                       2,766,485.55

          Class C Overdue Interest, if any                                                0.00
          Class C Monthly Interest - Pool A                                          12,737.63
          Class C Monthly Interest - Pool B                                           2,904.54
          Class C Overdue Principal, if any                                               0.00
          Class C Monthly Principal - Pool A                                        262,923.83
          Class C Monthly Principal - Pool B                                         31,183.29
                                                                                  -------------
                                                                                                         294,107.12
          Ending Principal Balance of the Class C Notes
                                         Pool A                                   1,989,862.07
                                         Pool B                                     482,516.36
                                                                                  -------------
                                                                                                       -------------
                                                                                                       2,472,378.43
                                                                                                       =============

          ------------------------------------------------------------------------
          Interest Paid Per $1,000  Principal Paid Per $1,000    Ending Principal
          Original Face $7,537,000  Original Face $7,537,000     Balance Factor
              $     2.075384            $       39.021775           32.803217%
          ------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 15, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

          Beginning Principal Balance of the Class D Notes
                                         Pool A                                    1,501,323.46
                                         Pool B                                      342,333.56
                                                                                   -------------
                                                                                                       1,843,657.02

          Class D Overdue Interest, if any                                                 0.00
          Class D Monthly Interest - Pool A                                            9,189.35
          Class D Monthly Interest - Pool B                                            2,095.37
          Class D Overdue Principal, if any                                                0.00
          Class D Monthly Principal - Pool A                                         175,282.55
          Class D Monthly Principal - Pool B                                          20,788.86
                                                                                   -------------
                                                                                                         196,071.41
          Ending Principal Balance of the Class D Notes
                                         Pool A                                    1,326,040.91
                                         Pool B                                      321,544.70
                                                                                   -------------
                                                                                                       -------------
                                                                                                       1,647,585.61
                                                                                                       =============

          -----------------------------------------------------------------------
          Interest Paid Per $1,000  Principal Paid Per $1,000   Ending Principal
          Original Face $5,024,000  Original Face $5,024,000    Balance Factor
               $     2.246162          $       39.026953           32.794300%
          -----------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
          Beginning Principal Balance of the Class E Notes
                                         Pool A                                    1,878,255.79
                                         Pool B                                      428,315.49
                                                                                   -------------
                                                                                                       2,306,571.28

          Class E Overdue Interest, if any                                                 0.00
          Class E Monthly Interest - Pool A                                           15,260.83
          Class E Monthly Interest - Pool B                                            3,480.06
          Class E Overdue Principal, if any                                                0.00
          Class E Monthly Principal - Pool A                                         219,103.19
          Class E Monthly Principal - Pool B                                          25,986.08
                                                                                   -------------
                                                                                                         245,089.27
          Ending Principal Balance of the Class E Notes
                                         Pool A                                    1,659,152.60
                                         Pool B                                      402,329.41
                                                                                   -------------
                                                                                                       -------------
                                                                                                       2,061,482.01
                                                                                                       =============

          ----------------------------------------------------------------------
          Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
          Original Face $6,282,000  Original Face $6,282,000   Balance Factor
              $     2.983268            $       39.014529         32.815696%
          ----------------------------------------------------------------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

          Beginning Residual Principal Balance
                                 Pool A                                        2,251,542.88
                                 Pool B                                          513,234.17
                                                                               -------------
                                                                                                          2,764,777.05

          Residual Interest - Pool A                                              16,597.18
          Residual Interest - Pool B                                               3,843.08
          Residual Principal - Pool A                                            263,800.24
          Residual Principal - Pool B                                             31,287.24
                                                                               -------------
                                                                                                            295,087.48

          Ending Residual Principal Balance
                                 Pool A                                        1,987,742.64
                                 Pool B                                          481,946.93
                                                                               -------------              ------------
                                                                                                          2,469,689.57
                                                                                                          ============


X.   PAYMENT TO SERVICER

           - Collection period Servicer Fee                                                                  34,561.89
           - Servicer Advances reimbursement                                                                104,353.49
           - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                122,453.70
                                                                                                          ------------
           Total amounts due to Servicer                                                                    261,369.08
                                                                                                          ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 15, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture  Agreement, at the
         beginning of the related Collection Period                                                                    75,051,912.62

         Aggregate Discounted Contract Balance of Additional Contracts
         acquired during Collection Period                                                                                      0.00

         Decline in Aggregate Discounted  Contract Balance                                                              8,764,127.52

         Aggregate Discounted Contract Balance, as defined in Indenture
         Agreement, at the ending of the related Collection Period
                                                                                                                      --------------
                                                                                                                       66,287,785.10
                                                                                                                      ==============
             Components of Decline in Aggregate Discounted Contract Balance:
                 - Principal portion of Contract Payments and Servicer Advances                          2,300,328.55

                 - Principal portion of Prepayment Amounts                                               6,463,798.97

                 - Principal portion of Contracts repurchased under Indenture                                    0.00
                   Agreement Section 4.02

                 - Aggregate Discounted Contract Balance of Contracts that have
                   become Defaulted Contracts during the Collection Period                                        0.00

                 - Aggregate Discounted Contract Balance of Substitute Contracts
                   added during Collection Period                                                                 0.00

                 - Aggregate Discounted Contract Balance of Predecessor Contracts
                   withdrawn during Collection Period                                                             0.00

                                                                                                          -------------
                      Total Decline in Aggregate Discounted Contract Balance                               8,764,127.52
                                                                                                          =============


POOL B
             Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the beginning of the related Collection Period                                             17,113,131.63

             Aggregate Discounted Contract Balance of Additional Contracts
              acquired during Collection Period                                                                                 0.00

             Decline in Aggregate Discounted Contract Balance                                                           1,039,443.12

             Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the ending of the related Collection Period
                                                                                                                       -------------
                                                                                                                       16,073,688.51
                                                                                                                       =============

             Components of Decline in Aggregate Discounted Contract Balance:
                 - Principal portion of Contract Payments and Servicer Advances                              773,303.16

                 - Principal portion of Prepayment Amounts                                                   266,139.96


                 - Principal portion of Contracts repurchased under Indenture                                      0.00
                   Agreement Section 4.02

                 - Aggregate Discounted Contract Balance of Contracts that have
                   become Defaulted Contracts during the Collection Period                                         0.00

                 - Aggregate Discounted Contract Balance of Substitute Contracts
                   added during Collection Period
                                                                                                                   0.00

                 - Aggregate Discounted Contract Balance of Predecessor Contracts
                   withdrawn during Collection Period                                                              0.00

                                                                                                          -------------
                      Total Decline in Aggregate Discounted Contract Balance                               1,039,443.12
                                                                                                          =============

                                                                                                                       -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      82,361,473.61
                                                                                                                       =============


                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
              POOL A

                                                                                                              Predecessor
                                                                 Discounted                  Predecessor      Discounted
              Lease #      Lessee Name                           Present Value               Lease #          Present Value
              -------------------------------------------        --------------------        ------------     ----------------------
              2199-001     Regional Radiology, LLC                      $1,112,975.58        1881-001                  $2,435,321.88
              1231-041     Radnet Management, Inc.                        $953,502.31
              1560-013     Drew Medical Inc                               $342,866.78
                           Cash                                            $25,977.21
              3323-002     Open MRI Ohio 1 Ventures, LLC                  $932,975.98        912-501                     $492,124.09
              3330-002     Open MRI Texas Ventures, LLC                   $784,394.56        917-501                     $536,814.08
                                                                                             917-502                     $578,192.91
                                                                                             920-501                      $35,076.58
                                                                                             1912-001                     $34,364.63



                                                                   -------------------                         ---------------------
                                                         Totals:        $4,152,692.42                                  $4,111,894.17

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $4,111,894.17
              b) ADCB OF POOL A AT CLOSING DATE                                                                      $201,135,070.09
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 2.04%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                  YES                 NO     X
                                                                                                        ----------          --------

              POOL B

                                                                                                              Predecessor
                                                                 Discounted                  Predecessor      Discounted
              Lease #      Lessee Name                           Present Value               Lease #          Present Value
              -------------------------------------------        --------------------        ------------     ----------------------
                           NONE





                                                                ---------------------                         ----------------------
                                                       Totals:                  $0.00                                          $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                       $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER
  HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                  YES                 NO     X
                                                                                                        -------------       --------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                      Discounted       Predecessor      Discounted
Lease #    Lessee Name                               Present Value       Lease #       Present Value
-------    --------------------------------------    -------------     -----------    ---------------
408-502    Western Kentucky Diagnostic               $  495,646.95        277-103     $  2,561,363.27
1042-501   Pinnacle Imaging, Inc.                    $1,631,421.93       1513-002     $    953,250.10
2375-001   Tuscarawas Ambulatory                     $1,286,730.05       1725-002     $    588,254.35
1097-506   Advanced Healthcare Resources             $  675,567.93
           Cash                                      $   13,500.87
2545-002   Presgar L.C.                              $  964,543.83       2205-001     $  3,763,600.22
2907-001   Laser  Vision Centers, Inc.               $  472,557.70
2000667-2  Hartford Hospital, Inc.                   $  190,558.39
2004051-2  Health Care Solutions                     $  695,143.77
2004051-3  Health Care Solutions                     $  993,964.93
2004887-1  BBC Healthcare International, L.L.C.      $  212,022.60
2005804-1  Otsego Memorial Hospital                  $  236,366.53
                                                     -------------                    ---------------
                          Totals:                    $7,868,025.48                    $  7,866,467.94

  a)  DISCOUNTED CONTRACT BALANCES OF ALL
      NON-PERFORMING CONTRACTS                                                           7,866,467.94
  b)  ADCB OF POOL A AT CLOSING DATE                                                  $201,135,070.09
  c)  (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                             3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
  a)  Total discounted Contract Balance of
      Predecessor Receivables                                                          $         0.00
  b)  Total discounted Contract Balance of
      Substitute Receivables                                                           $         0.00
  c)  If (a) > (b), amount to be deposited in
      Collection Account per Contribution
      & Servicing Agreement Section 7.02                                               $         0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES          NO  X
                                                                                -----       -----

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                      Discounted       Predecessor      Discounted
Lease #    Lessee Name                               Present Value       Lease #       Present Value
-------    --------------------------------------    -------------     -----------    ---------------
1528-003   U.S. Neurosurgical, Inc.                  $  642,004.10        960-501     $     82,012.38
2826-003   Newark Health Imaging, L.L.C.             $  205,317.69        960-502     $     28,390.17
2906-001   Laser Vision Centers, Inc.                $  496,511.61       1043-501     $    641,289.38
           Cash                                      $    3,932.26       1043-802          598,073.73
                                                     -------------                    ---------------
                          Totals:                    $1,347,765.66                    $  1,347,765.66

  a)  DISCOUNTED CONTRACT BALANCES OF ALL
      CONTRACTS SUBSTITUTED                                                            $ 1,347,765.66
  b)  ADCB OF POOL B AT CLOSING DATE                                                   $50,047,123.17
* c)  (CANNOT EXCEED 10% OVER THE LIFE OF
      THE POOL)                                                                                 2.69%

ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
(> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of
    Predecessor Receivables                                                           $         0.00
b)  Total discounted Contract Balance of
    Substitute Receivables                                                            $         0.00
c)  If (a) > (b), amount to be deposited in
    Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                            $         0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES          NO  X
                                                                                -----       -----

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 15, 2002


XV. POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
   This Month                             1,267,509.58         This Month                    82,361,473.61
   1 Month Prior                          1,336,727.24         1 Month Prior                 92,165,044.25
   2 Months Prior                         1,146,829.88         2 Months Prior                95,517,218.23

   Total                                  3,751,066.70         Total                        270,043,736.09

   A) 3 MONTH AVERAGE                     1,250,355.57         B) 3 MONTH AVERAGE            90,014,578.70

   c) a/b                                        1.39%


2. Does a Delinquency Condition Exist (1c > 6%)?                                                  Yes             No        X
                                                                                                     --------------   -------------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                          Yes             No        X
                                                                                                     --------------   -------------
   B. An Indenture Event of Default has occurred and is then continuing?                          Yes             No        X
                                                                                                     --------------   -------------

4. Has a Servicer Event of Default occurred?                                                      Yes             No        X
                                                                                                     --------------   -------------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                               Yes             No        X
                                                                                                     --------------   -------------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                              Yes             No        X
                                                                                                     --------------   -------------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                               Yes             No        X
                                                                                                     --------------   -------------


6. Aggregate Discounted Contract  Balance at Closing Date                                   Balance $251,182,193.26
                                                                                                    ---------------

   DELINQUENT LEASE SUMMARY

    Days Past Due     Current Pool Balance      # Leases
    -------------     --------------------      --------
          31 - 60           1,157,666.29              13
          61 - 90             667,519.46               8
          91 - 180          1,267,509.58               9


   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization